Exhibit 10.1
SCHRÖDINGER, INC.
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

6.4	Titles and Subtitles	25
6.5	Notices	25
6.6	Amendments and Waivers	26
6.7	Severability	26
6.8	Aggregation of Stock	27
6.9	Additional Investors	27
6.10	Entire Agreement	27
6.11	Limited Permission for a Party to Seek Specific Performance	27
6.12	Dispute Resolution	28
6.13	Delays or Omissions	30
6.14	Acknowledgment	30
6.15	No Implied Limitation	30
6.16	No Obligation to Cause Actions of Other Entities	30

Schedule A	Schedule of Investors

Exhibit A	Form of Employment Agreement

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 9th day of November, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor” and any Additional Purchaser (as defined in the Purchase Agreement) that becomes party to this Agreement in accordance with Section 6.9 hereof.
RECITALS
WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Preferred Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, rights of first offer, and other rights pursuant to an Amended and Restated Investors’ Rights Agreement dated as of June 15, 2015 between the Company and such Investors (as amended to date, the “Prior Agreement”);
WHEREAS, the undersigned Existing Investors desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them in the Prior Agreement; and
WHEREAS, certain of the Investors and the Company are parties to a Series E Preferred Stock Purchase Agreement of even date herewith, and such agreement conditions such Investors’ obligations upon the execution and delivery of this Agreement by such Investors, the Company and a group of Existing Investors that has the ability, when considered together with the Company, to amend and restate the Prior Agreement in the manner set forth herein;
NOW, THEREFORE, the Company, the undersigned Existing Investors, who represent a group of Existing Investors that, together with the Company, has the ability to amend and restate the Prior Agreement in the manner set forth herein, hereby agree that the Prior Agreement shall be amended and restated in its entirety by the execution of this Agreement, and the parties hereto further agree as follows:
1. Definitions. For purposes of this Agreement:
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including any general partner, managing member, officer or director of such Person or any venture capital or other private investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. Notwithstanding the foregoing, (x) no DESCO Group Entity shall be deemed to be an Affiliate of David E. Shaw or D. E. Shaw Technology Development, LLC, and (y) for purposes of each of Sections 2.3(c), 6.1(b)(1), and 6.8 below, (1) neither D. E. Shaw & Co., L.P. nor D. E. Shaw Valence Portfolios, L.L.C. shall be deemed to be an Affiliate of either David E. Shaw or D. E. Shaw Technology Development, LLC, and (2) neither D. E. Shaw & Co., L.P. nor D. E. Shaw Valence Portfolios, L.L.C. shall be deemed to be an Affiliate of the other.

“Cascade” means Cascade Investment, L.L.C.
“Common Stock” means shares of the Company’s common stock, par value $0.01 per share.
“Damages” means any loss, damage, or liability (joint or several) to which a party hereto becomes subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.
“DESCO Group Entity” means an investment fund (i) to which either D.E. Shaw & Co., L.P. or D.E. Shaw & Co., L.L.C. provides discretionary or non-discretionary investment advisory services, whether through a managing member, a general partner, or an investment adviser, and (ii) that has investors that are not Affiliates of David E. Shaw.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Registration” means a registration of the securities of the Company and/or of a subsidiary of the Company (i) relating to the sale of such securities to employees of the Company and/or of a subsidiary of the Company pursuant to a stock option, stock purchase, or similar plan; (ii) relating to an SEC Rule 145 transaction; (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means any domestic or foreign nation, government, state or other political subdivision thereof, any entity legally exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, including any self-regulatory authority (such as a stock or option exchange or securities self-regulatory organization), governmental authority, agency, commission, department, board, or instrumentality, and any court or administrative tribunal of competent jurisdiction.
“Holder” means any holder of Registrable Securities who is a party to this Agreement.
“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.
“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.
“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.
“Key Employee” means any executive-level employee of the Company (including division director and vice president-level positions).
“Knowledge,” including the phrase “to the Company’s Knowledge,” shall mean the actual knowledge of each of Ramy Farid, Jenny Herman, Jennifer Daniel and Yvonne Tran (for so long as such named individuals are providing services to the Company), after having made reasonably diligent inquiries internal to the Company with respect to the matter at hand.
“Major Investor” means (i) any Investor that, individually or together with such Investor’s Affiliates, holds at least 15,902,140 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); (ii) Deerfield Private Design Fund IV, L.P. (“Deerfield”) for so long as Deerfield holds at least seventy percent (70%) of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iii) WuXi PharmaTech Healthcare Fund I L.P. (“WuXi”) for so long as WuXi holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iv) Qiming Venture Partners VI, L.P. and Qiming Managing Directors Fund VI, L.P. (collectively, “Qiming”) for so long as Qiming holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); and (v) Baron Growth Fund (“Baron”) for so long as Baron holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof). For the avoidance of any doubt, in no event shall Scott Becker be deemed a Major Investor.

“New Securities” means, collectively, equity securities of the Company issued by the Company after the date hereof, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
“Non-Voting Common Stock” means shares of the Company’s non-voting common stock, par value $0.01 per share.
“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
“Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.
“Purchase Agreement” means that certain Series E Preferred Stock Purchase Agreement by and among the Company and certain of the Investors, dated as of the date hereof.
“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock held by the Investors; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of Non-Voting Common Stock or any other securities of the Company, acquired by the Investors after the date hereof and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any such Common Stock that would otherwise constitute Registrable Securities but that is sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement. The number of Registrable Securities outstanding at any given time shall be determined by adding (x) the number of shares of Common Stock outstanding as of such time that are Registrable Securities and (y) the number of shares of Common Stock that are not outstanding as of such time but that are issuable (directly or indirectly) as of such time pursuant to then exercisable and/or convertible securities and that are Registrable Securities.
“Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.
“Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 2.12(b) hereof.
“Requirement of Law” means, with respect to any Person, any law, treaty, order, statute, ordinance, code, decree, rule, or regulation of a Governmental Authority, in each case legally binding on that Person or to which any of such Person’s assets is legally subject.
“SEC” means the Securities and Exchange Commission.
“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 144(b)(1)(i)” means subsection (b)(1)(i) of SEC Rule 144, as it applies to persons who have held shares for more than one year.
“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.
“Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.01 per share.
“Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.01 per share.

“Series B Purchase Agreement” means that certain Series B Preferred Stock Purchase Agreement by and among the Company and the investors party thereto, dated as of April 27, 2010.
“Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.01 per share.
“Series C Purchase Agreement” means that certain Series C Preferred Stock Purchase Agreement by and among the Company and the investors party thereto, dated as of December 11, 2012.
“Series D Preferred Stock” means the shares of the Company’s Series D Preferred Stock, par value $0.01 per share.
“Series D Purchase Agreement” means that certain Series D Preferred Stock Purchase Agreement by and among the Company and the Trust, dated as of June 15, 2015.
“Series E Preferred Stock” means the shares of the Company’s Series E Preferred Stock, par value $0.01 per share.
“Shaw” means David E. Shaw.
“Trust” means the Bill & Melinda Gates Foundation Trust.
“Trust-Controlled Entity” means (a) any entity that is controlled, directly or indirectly, by the Trust or any of its trustees (such entities including, without limitation, Cascade) and (b) any publicly traded entity in which the Trust or any of its trustees holds, directly or indirectly, five percent (5%) or more of the voting interest in such entity.

2. Registration Rights. The Company covenants and agrees as follows:
2.1 Demand Registration.
(a) Form S-1 Demand. If at any time after five (5) years after the date of this Agreement the Company receives a request from Holders of at least thirty-three percent (33%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement covering the registration of Registrable Securities with an anticipated aggregate offering price, net of Selling Expenses, of at least $10,000,000, then the Company shall (i) within ten (10) days after the date such request is received, give notice thereof (the “S-1 Demand Registration Initiation Notice”) to all Holders other than the Initiating Holders; and (ii) use its best efforts to, as soon as practicable after the date such request is received from the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the S-1 Demand Registration Initiation Notice is given, and in each case, subject to the limitations set forth in Section 2.1(c), Section 2.1(d), and Section 2.3.
(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1,000,000, then the Company shall (i) within ten (10) days after the date such request is received, give notice thereof (the “S-3 Demand Registration Initiation Notice”) to all Holders other than the Initiating Holders; and (ii) use its best efforts to, as soon as practicable, and in any event within sixty (60) days after the date such request is received from the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the S-3 Demand Registration Initiation Notice is given, and in each case, subject to the limitations set forth in Section 2.1(c), Section 2.1(d), and Section 2.3.
(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer or president stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement either to become effective or to remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act or (iv) otherwise not be in the best interest of the Company and its stockholders, then the Company shall have the right to defer taking action with respect to such requested registration pursuant to this Section 2.1, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days (in the case of a request for registration made pursuant to Section 2.1(a)) or one hundred twenty (120) days (in the case of a request for registration made pursuant to Section 2.1(b)) after the request of the Initiating Holders is received by the Company; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period with respect to a request for registration made pursuant to Section 2.1(a) and once in any twelve (12) month period with respect to a request for registration made pursuant to Section 2.1(b).
(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during any period beginning ninety (90) days before the Company’s good faith estimate of the date of filing of a registration statement for the Company’s IPO or thirty (30) days before the Company’s good faith estimate of the date of filing of a registration statement for a registration of the Company’s securities other than the Company’s IPO, provided, that the Company is actively employing its best efforts to cause such registration statement to become effective and the Holders are provided with written notice from the Company regarding such proposed registration within 30 days of the Company’s receiving a given request for registration pursuant to Section 2.1(a); (ii) during the one hundred eighty (180) day period commencing with the effective date of the Company’s IPO or the ninety (90) day period commencing with the effective date of a registration of the Company’s securities other than the Company’s IPO; (iii) after the Company has effected two registrations pursuant to Section 2.1(a); or (iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (x) during any period beginning thirty (30) days before the Company’s good faith estimate of the date of filing of a registration statement for a registration of the Company’s securities, provided, that the Company is actively employing its best efforts to cause such registration statement to become effective and the Holders are provided with written notice from the Company regarding such proposed registration within 30 days of the Company’s receiving a given request for registration pursuant to Section 2.1(b); (y) during the ninety (90) day period commencing with the effective date of a registration of the Company’s securities; or (z) if the Company has effected a registration pursuant to Section 2.1(b) within the preceding twelve (12) months. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC; provided, however, that if the Initiating Holders withdraw their request for a given registration requested pursuant to Section 2.1(a) or Section 2.1(b), elect not to pay the registration expenses therefor, and, pursuant to Section 2.6, forfeit (I) in the case of a registration proceeding begun pursuant to Section 2.1(a), their right to one registration pursuant to Section 2.1(a) or (II) in the case of a registration proceeding begun pursuant to Section 2.1(b), their right to request a registration pursuant to Section 2.1(b) for a period of twelve (12) months, such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).
2.2 Company Registration. If, other than in an Excluded Registration, the Company proposes to register (for the benefit of the Company and/or for one or more stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give each Holder notice of such proposed registration. Upon the request of any Holder received by the Company within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, use its best efforts to cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has requested to include Registrable Securities in such registration. The expenses of any such withdrawn registration shall be borne by the Company in accordance with Section 2.6.
2.3 Underwriting Requirements.
(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the S-1 Demand Registration Initiation Notice or the S-3 Demand Registration Initiation Notice, as applicable. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Company in writing that marketing factors and/or other market conditions require a limitation on the number of shares to be underwritten, then the Company shall so advise the Holders of all Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities to be included in the underwriting shall be allocated among such Holders, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by the Company and all such selling Holders; provided, however, that the number of Registrable Securities to be included in such underwriting that are held by Holders shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.
(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the number of Registrable Securities to be included in such offering shall be allocated among the Holders requesting to participate in such offering in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportion as shall mutually be agreed to by the Company and all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering and (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the number of Registrable Securities included in the offering may be reduced further (including to zero) if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.
(c) For purposes of the provisions in Section 2.3(a) and Section 2.3(b) concerning the allocation among Holders of the number of Registrable Securities to be included in an offering, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder and the estates and Immediate Family Members of any such partners, retired partners, members, and retired members, and any trusts for the benefit of any of the foregoing Persons, shall be deemed, together with such Holder, to be a single “Aggregate Holder,” and any pro rata reduction with respect to such Holder shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such Aggregate Holder, as defined in this sentence.
2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall use its best efforts to:
(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period any Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;
(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d) register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;
(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $30,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities proposed to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit (a) in the case of a registration proceeding begun pursuant to Section 2.1(a), their right to one registration pursuant to Section 2.1(a) or (b) in the case of a registration proceeding begun pursuant to Section 2.1(b), their right to request a registration pursuant to Section 2.1(b) for a period of twelve (12) months. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.
2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:
(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any) who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company and/or other aforementioned Person, any underwriter (as defined in the Securities Act) for the Company and/or other aforementioned Person, any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions of, or made in reliance upon and in conformity with written information furnished by or on behalf of, such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.
(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 2.8.
(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.
(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).
2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least seventy percent (70%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (ii) would allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.
2.11 “Market Stand off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the IPO, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, provided that such period may be extended upon the request of the managing underwriter, to the extent required to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241 or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, and shall not apply to (x) the sale of any shares of Common Stock to an underwriter pursuant to an underwriting agreement, nor (y) any transaction involving any shares of Common Stock acquired in the IPO or in any after-market transaction. The terms and conditions of this Section 2.11 shall be applicable to any Holder only if all officers, directors and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock and all outstanding Non-Voting Common Stock) are subject to substantially similar restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements.
2.12 Restrictions on Transfer.
(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and/or the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate or instrument representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be stamped or otherwise imprinted with a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company, subject to the provisions of this Section 2. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes or transfers Restricted Securities to an Affiliate, subsidiary, parent, partner, limited partner, retired partner, member, retired member, stockholder, or Immediate Family Member of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earlier to occur of:
(a) when all of such Holder’s Registrable Securities can be sold in any three (3) month period without registration in compliance with Rule 144; and
(b) the fifth anniversary of the IPO.
3. Information and Observer Rights.
3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is directly or indirectly through an Affiliate a competitor of the Company:
(a) as soon as practicable, but in any event within one hundred eighty (180) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event no less than thirty (30) days before the beginning of each fiscal year, an annual operating plan for such fiscal year and, promptly after prepared, any other budgets or revised budgets prepared by the Company;
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to this Section 3.1 shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
For purposes of this Section 3.1, none of D. E. Shaw Research LLC, D. E. Shaw Technology Development, LLC, Deerfield, WuXi or the Trust shall be deemed a competitor of the Company.
Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its best efforts to cause such registration statement to become effective.
3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is directly or indirectly through an Affiliate a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel. For purposes of this Section 3.2, none of D. E. Shaw Research LLC, D. E. Shaw Technology Development, LLC, or the Trust shall be deemed a competitor of the Company.
3.3 Observer Rights; Board Materials.
(a) Trust Observer Rights. As long as the Trust owns not less than twenty-five percent (25%) of the aggregate of (i) the shares of the Series B Preferred Stock originally sold under the Series B Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof or Non-Voting Common Stock issued in connection with an exchange thereof), (ii) the shares of the Series C Preferred Stock originally sold under the Series C Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof or Non-Voting Common Stock issued in connection with an exchange thereof), (iii) the shares of the Series D Preferred Stock originally sold to the Trust under the Series D Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof or Non-Voting Common Stock issued in connection with an exchange thereof) and (iv) the shares of the Series E Preferred Stock originally sold to the Trust under the Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof or Non-Voting Common Stock issued in connection with an exchange thereof), the Company shall invite a representative of the Trust to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided and, if requested by the Company, enter into a confidentiality agreement with the Company in form prescribed by the Company; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if (a) access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or create a conflict of interest, or (b) result in disclosure of trade secrets to a competitor of the Company.
(b) WuXi Board Materials. As along as WuXi, together with its Affiliates, owns not less than all of the shares of Series E Preferred Stock originally sold to WuXi under the Purchase Agreement (or an equivalent amount of Common Stock issued upon conversion thereof, and as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof), the Company shall provide WuXi copies of all notices, minutes, consents, and other materials that it provides to its Board of Directors; provided, however, that WuXi shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided and, if requested by the Company, enter into a confidentiality agreement with the Company in form prescribed by the Company; and provided further, that the Company reserves the right to withhold any information if access to such information could (a) adversely affect the attorney client privilege between the Company and its counsel or create a conflict of interest, or (b) result in disclosure of trade secrets to a competitor of the Company.
3.4 Termination of Information and Observer Rights. The covenants set forth in Section 3.1, Section 3.2, and Section 3.3 shall terminate and be of no further force or effect upon the consummation of a Qualified IPO (as such term is defined in the Restated Certificate).

3.5 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than in connection with its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public (other than as a result of a breach of this Section 3.5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality known by the Investor to be owing by such third party to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities or Preferred Stock from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.5; (iii) to any existing or prospective Affiliate, partner, member, stockholder, wholly owned subsidiary, or financing sources of such Investor, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information (and, in the case of a prospective Affiliate, partner, member, stockholder, wholly owned subsidiary, or financing source, is bound by a confidentiality agreement no less restrictive than this Section 3.5 with respect to such information); or (iv) (A) as may otherwise be required by law or under the terms of a subpoena, order, or other document issued by a court, governmental body, or stock exchange, in each case based on the opinion of such Investor’s counsel, or (B) in connection with any judicial or administrative proceeding (including in response to questions, interrogatories, and/or requests for information and/or documents) in which such Investor is involved, provided, in each case (A) and (B), that the Investor promptly notifies the Company of such disclosure. The Company acknowledges that (i) Deerfield and its Affiliates (which include, for purposes hereof, any professional investment funds managed by Deerfield or any of its Affiliates) are engaged in the business of public market and private equity investing and may from time to time invest in entities that develop and utilize technologies, products or services that are similar to or competitive with those of the Company, and (ii) except insofar as this Agreement restricts the disclosure of the confidential information, this Agreement shall not prevent Deerfield or its Affiliates from (a) engaging in or operating any business, (b) entering into any agreement or business relationship with any third party, or (c) evaluating or engaging in investment discussions with, or investing in, any third party, whether or not competitive with the Company or its Affiliates. The Company acknowledges that Deerfield’s review of confidential information will inevitably enhance its knowledge and understanding of the business of the Company in a way that cannot be separated from Deerfield’s other knowledge and Company agrees that this Agreement shall not restrict Deerfield in connection with the purchase, sale, consideration of, and decisions related to other investments and serving on the boards of such investments in such industries. The Company acknowledges that Deerfield or its Affiliates’ directors, officers or employees may serve as directors of portfolio companies of investment funds managed by Deerfield, and the Company agrees that such portfolio companies will not be deemed to have received confidential information solely because any such individual serves on the board of such portfolio company, provided that (i) such individual or Deerfield or any Affiliate has not provided such portfolio company or any other director, officer, employee or other representative of such portfolio company with confidential information and (ii) such portfolio company does not act at the direction of or with encouragement from Deerfield. Furthermore, nothing in this Agreement will be construed as a representation or agreement that Deerfield or its Affiliates will not develop, receive or otherwise possess ideas, plans or other information which may be similar to that embodied in the confidential information, provided that such ideas, plans or other information has not been prepared in reliance upon or otherwise using the confidential information or otherwise in violation of this Section 3.5. The Company further acknowledges that Deerfield does not want to receive any material non-public information with respect to any publicly-traded company, and the Company agrees that it will use reasonable efforts not to disclose any such information to Deerfield.

4. Rights to Future Stock Issuances.
4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to (i) each Investor holding shares of Series A Preferred Stock and (ii) each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is directly or indirectly through an Affiliate a competitor of the Company). An Investor shall be entitled to apportion the right of first offer hereby granted to it among itself and its Affiliates in such proportions as it deems appropriate. As used in this Section 4, the term “Investor” shall refer only to the Investors described in clauses (i) and (ii) of the first sentence of this Section 4.1.
(a) The Company shall give notice (the “New Securities Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
(b) By notification to the Company within twenty (20) days after the New Securities Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the New Securities Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock, Non-Voting Common Stock and any other Derivative Securities then held, by such Investor bears to the total

Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock, Non-Voting Common Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise, including in such notice the total number of shares that Investors other than the Fully Exercising Investors failed to elect to purchase (the “Remaining New Securities”). During the ten (10) day period commencing when the Company has given such notice to the Fully Exercising Investors, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the Remaining New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock, Non-Voting Common Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock, Non-Voting Common Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase any such Remaining New Securities. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the New Securities Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c) The Company may, during the one hundred and twenty (120) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the New Securities Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the Investors’ right of first offer provided in this Section 4.1 shall be deemed to be revived and such New Securities shall not be offered or sold to any Person or Persons other than the Investors unless first reoffered to the Investors in accordance with this Section 4.1.
(d) The right of first offer in this Section 4.1 shall not be applicable to Exempted Securities (as defined in the Restated Certificate).
4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of a Qualified IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.
5. Additional Covenants. For the purposes of this Section 5, the term “the Company” shall include Schrödinger, LLC (the “LLC”) unless otherwise noted herein.
5.1 Employee Agreements. The Company will cause (i) each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or by any subsidiary as a consultant or independent contractor) to enter into a nondisclosure and proprietary rights assignment agreement, which in the case of employees shall be in the form provided to the Trust or its counsel and (ii) each Key Employee to enter into a standard employment agreement, including, to the extent permitted by applicable law without the need for the Company to pay such employee additional consideration in excess of $10,000, noncompetition and nonsolicitation provisions substantially in the form attached hereto as Exhibit A.
5.2 Employee Stock. Unless otherwise approved by the Board of Directors, all employees, consultants, directors and other service providers of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with twenty-five percent (25%) of such shares vesting on each anniversary of the vesting commencement date for such option or shares, provided that such employee, consultant, director or other service provider has provided continued employment or service to the Company during such period, and (ii) a market stand-off provision substantially similar to that in Section 2.11. In addition, unless otherwise approved by the Board of Directors, with respect to all equity grants other than those made pursuant to the Company’s 2002 Amended and Restated Stock Incentive Plan, the Company (A) shall retain (and not waive) a “right of first refusal” on employee, consultant, director and other service provider transfers of the Company’s capital stock until the Company’s IPO, (B) shall have the right to repurchase, at cost, unvested shares, if any, held by such employee, consultant, director or other service provider upon termination of employment or service, as applicable, of a recipient of a grant of restricted stock, and (C) shall have the right to repurchase, at cost, vested shares, if any, held by such employee, consultant, director or other service provider upon termination of employment or service, as applicable, for “Cause” (as defined in the applicable restricted stock agreement) of a recipient of a grant of restricted stock.

5.3 Matters Requiring Investor Director Approval. So long as the holders of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are entitled to elect a Series B/C/D Director (as defined in the Restated Certificate), the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of the then-serving Series B/C/D Director:

(a) (i) enter into any joint venture or (ii) enter into any agreement in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships in which the aggregate value to or obligation of the Company is greater than $10,000,000, provided that the approval otherwise required pursuant to this Section 5.3 shall not be required with respect to any such joint venture, agreement, strategic partnership or other arrangement described in this Section 5.3(a) if (x) Deerfield Management Company, L.P. (“Deerfield”), any Affiliate of Deerfield or any entity in which either Deerfield or any of Affiliate of Deerfield (collectively, the “Deerfield-Related Entities”), directly or indirectly, holds a voting interest in, or is issued or holds stock of, a principal party to such transaction (other than the Company) that represents beneficial ownership of not less than 5% of the equity of such principal party, (y) such Deerfield-Related Entity either (A) controls (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) a principal party to such transaction (other than the Company), or (B) is a “major investor,” “major holder” or has comparable status with respect to a principal party to such transaction (other than the Company) as and to the extent that the term “major investor,” “major holder” or any comparable term that conveys participation, information and co-sale rights, is understood or defined with respect to such party’s governing corporate documents and (z) such transaction has been approved by the Board of Directors;
(b) authorize the acquisition of any other entity or business, which shall include, without limitation, financial investments of at least $5,000,000 in cash; or
(c) make any capital expenditures in a single transaction or series of related transactions in excess of $7,500,000.
5.4 Affirmative Obligations of the Company.
(a) At all times after the execution and delivery of the Agreement, the Company shall:
(i) acquire and maintain sufficient legal rights to use and to exploit, in the conduct of the Company’s business, all Intellectual Property (as defined in the Purchase Agreement) that is necessary to the conduct of the Company’s business or that otherwise is used or exploited in such business;
(ii) promptly following general commercial release of new versions, register with the United States Copyright Office the Company’s material existing and newly developed original works of authorship to the extent such works are eligible for registration with the United States Copyright Office and not already so registered;

(iii) require each employee hired by the Company or by any subsidiary following the execution and delivery of this Agreement to execute and deliver to the Company a form of written employment agreement, which will provide that such employee will be required to assign to the Company all Intellectual Property he or she makes, creates, conceives or first reduces to practice in the course of his or her employment, whether or not such Intellectual Property is made, created, conceived or first reduced to practice by such employee alone or with others and whether made, created, conceived, or first reduced to practice during regular working hours or other hours, and all Intellectual Property he or she makes, creates, conceives or first reduces to practice during the period of his or her employment, whether or not in the course of such employment, to the extent the same is related to the Company’s business or actual or demonstrably anticipated research or development or is made, created, conceived, or first reduced to practice with the time, private or proprietary information, or facilities of the Company; provided, however, this clause shall not apply to the employees of Schrödinger, GmbH except for those employees of Schrödinger, GmbH, if any, who are responsible for product development or quality assurance testing; and
(iv) continue the Company’s practice of requiring each consultant involved in any material way in the conduct of the Company’s business to assign to the Company all Intellectual Property he or she develops or creates that results from the work performed by such consultant for the Company.
5.5 Negative Obligations.
(a) At all times after the execution and delivery of the Agreement, the Company shall not, and shall not permit its subsidiaries to, market or sell any product or service or engage in any other activity which, to the Company’s Knowledge, will violate any license or privacy or publicity rights (or the like), or infringe or misappropriate any Intellectual Property of any other party.
(b) None of the parties to this Agreement (except the Trust) shall use the Trust’s name (or the name of any Affiliate of the Trust) in any press release, published notice or other publication relating to the Trust’s investment in the Company without the prior written consent of the Trust, except as may be required to meet the obligations of Section 5.6. For the avoidance of doubt, the Company may, subject to a confidentiality agreement, advise other investors and prospective investors of the fact of the Trust’s investment in the Company, including the transfer of Cascade’s prior investment in the Company to the Trust (the “Transfer”), and may make any other disclosure regarding the Trust’s investment in the Company, including the Transfer, required by law or legal process, provided that the Company provides the Trust reasonable advance notice of such disclosure and the Company may, without a confidentiality agreement, make disclosures regarding the Trust’s investment in the Company, including the Transfer, to the extent such information in such disclosures is readily publicly available without restriction (except through violation of this

Agreement), whether through any previously approved press release or other proper disclosure in compliance with this Agreement, without obtaining the Trust’s consent or providing advance notice of such disclosures.

5.6 Cooperation with the Trust. Prior to entering into a commercial agreement with any third party that will involve the payment of any consideration to or for the benefit of such third party in excess of US$100,000.00 in a single transaction (or a series of related transactions) (each such third party, an “Applicable Vendor”, and each such potential commercial agreement, an “Applicable Vendor Agreement”), the Company will notify the Trust of the name and address of such Applicable Vendor (such notice, the “Company Notice”). The Trust will then make a determination as to whether William H. Gates, III (“Gates”) holds, directly or indirectly, an ownership interest in such Applicable Vendor (each such ownership interest a “Qualified Interest”). The Trust shall notify the Company within ten (10) business days following the date of the Company Notice whether or not Gates holds a Qualified Interest (the “Trust Notice”). If the Trust Notice indicates that Gates holds a Qualified Interest, then the Company shall cooperate with the Trust in structuring such Applicable Vendor Agreement in a manner that will not give rise to potential adverse consequences to the Trust, Gates or the Company.
5.7 Termination of Covenants. The covenants set forth in this Section 5, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first. Notwithstanding the foregoing, the covenant set forth in Section 5.6 shall terminate and be of no further force or effect upon the occurrence of any event set forth in clauses (i), (ii) or (iii) of the preceding sentence or (iv) upon the Trust no longer holding any equity securities of the Company, whichever event occurs first.
6. Miscellaneous.
6.1 Successors and Assigns.
(a) The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate, subsidiary, parent, partner, limited partner, retired partner, member, retired member, or a stockholder of a Holder; (ii) is a Holder’s Immediate Family Member or a trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; (iii) after such transfer, holds at least 3,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); or (iv) any charitable organization formed by a Holder, or by any of the entities listed in clauses (i)-(iii) above, provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. Notwithstanding the foregoing or anything to the contrary in this Agreement, Scott Becker may only transfer his rights under this Agreement to an Immediate Family Member or a trust for his benefit or the benefit of an Immediate Family Member.

(b) For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (i) that is an Affiliate or stockholder of a Holder; (ii) who is a Holder’s Immediate Family Member; or (iii) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.
(c) The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.
(d) Notwithstanding anything to the contrary in this Agreement, in the event that Shaw sells or transfers more than twenty-five percent (25%) of the shares of Series A Preferred Stock held by Shaw on the date of this Agreement to any corporation, partnership, association, limited liability company, joint venture, trust, unincorporated organization or organization similar to the foregoing that the Trust reasonably and in good faith determines is a competitor to any Trust-Controlled Entity, then the Trust shall have the right to sell or transfer all or any portion of the shares of Preferred Stock then held by the Trust and the provisions of Section 6.1(a) of this Agreement shall be inapplicable to such sale or transfer.
6.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
6.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy of such notice (which shall not constitute notice under this Agreement) shall also be sent to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attention: Cynthia T. Mazareas, Esq.
6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.12(c); provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; provided, further, that (A) romanette (ii) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (A) may not be amended or waived without the consent of Deerfield; (B) romanette (iii) in the definition of “Major Investor” set forth in Section 1 of this Agreement, Section 3.3(b) of this Agreement and this proviso (B) may not be amended or waived without the consent of WuXi; (C) romanette (iv) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (C) may not be amended or waived without the consent of Qiming; and (D) romanette (v) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (D) may not be amended or waived without the consent of Baron. Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction) and (b) Subsections 3.1 and 3.2, Section 4 and any other section of this Agreement applicable to the Major Investors (including this clause (b) of this Subsection 6.6) may not be amended, modified, terminated or waived without the written consent of the holders of at least a majority of the Registrable Securities then outstanding held by the Major Investors. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, including whether an Investor is a “Major Investor”, and such persons may apportion such rights as among themselves in any manner they deem appropriate.
6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series E Preferred Stock after the date hereof pursuant to the Purchase Agreement, as amended and/or restated from time to time, any purchaser of such shares of Series E Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations of an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement and shall be of no further force or effect.
6.11 Limited Permission for a Party to Seek Specific Performance.
(a) A Holder shall have the right to seek the remedy of specific performance in a Covered Dispute (as defined in Section 6.12 below) against another Holder (“Other Holder”) in order to prevent a breach or a continuing breach, as applicable, by such Other Holder of express provisions of a covenant set forth in this Agreement (or exhibits thereto), subject to all of the limitations set forth in this Section 6.11 and Section 6.12 below.
(b) For the avoidance of doubt, (i) the Company shall not have the right to seek the remedy of specific performance in a Covered Dispute against any Holder (provided that, and not withstanding anything herein to the contrary, the Company shall retain any and all rights with respect to specific performance and/or other remedies pursuant to the Employment Agreement between it and Scott Becker dated as of January 11, 2012); (ii) nothing in this Section 6.11 implies a waiver of any defense to the remedy of specific performance, including the defense that a remedy of monetary damages would be adequate; (iii) any right provided to a party in Section 6.11(a) to seek specific performance shall be deemed to be subject to all limitations in this Agreement applicable to such right (including the limitations set forth in Section 6.12); and (iv) each party agrees that it shall not seek any remedy of specific performance, other than as expressly set forth in this Section 6.11.

(c) Notwithstanding anything to the contrary in this Agreement, no specific performance remedy may be granted against another party if it would require such party to breach or violate any Requirement of Law.
6.12 Dispute Resolution.
(a) Any and all disputes, claims, or controversies arising out of or relating to this Agreement, or the breach thereof, will be resolved in accordance with the procedures set forth in this Section 6.12 (each, a “Covered Dispute”), and these procedures will be the sole and exclusive process for the resolution of such Covered Disputes. Notwithstanding anything to the contrary in this Agreement and solely with respect to claims of a Holder against the Company that may arise out of or relating to this Agreement or the breach thereof, the Company (i) hereby irrevocably and unconditionally submits to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agrees not to commence any suit, action or other proceeding arising out of or based upon this Agreement against any Holder and/or its Affiliates or Cascade and/or its Affiliates, and (iii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
(b) Any Covered Dispute will be finally settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules then in effect, except as modified herein.
(c) The number of arbitrators will be three, one of whom will be appointed by each of the parties to the Covered Dispute, and the third of whom will be selected by mutual agreement of the parties to the Covered Dispute, if possible, within ten (10) business days after the selection of the second arbitrator and thereafter by the administering authority; provided, that in the event a given Covered Dispute shall have more than two disputing parties (counting as a single party for purposes of this sentence any parties whose interests are substantially identical), such Covered Dispute shall be separated into multiple separate Covered Disputes, each of which shall have only two parties. The place of arbitration will be New York, New York. The arbitrators shall be chosen from the American Arbitration Association’s “National Panel” and shall have extensive commercial experience that the parties to the Covered Dispute believe in good faith is sufficient given the nature and complexity of this Agreement.
(d) The arbitrators will have no authority (i) to make any ruling, finding, or award that does not conform to the terms and conditions of this Agreement or (ii) to grant a remedy of specific performance other than as may be sought pursuant to and in accordance with this Section 6.12.

(e) The award of the arbitrators will be final and binding. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, provided that any award of specific performance shall (i) be documented in a detailed written opinion containing findings of fact and law, subject to Section 6.12(h) below, and (ii) be subject to review by any court to which such award is submitted for entry to the same extent that a similar award by the New York Supreme Court would be subject to review by the Appellate Division of the New York Supreme Court.

(f) Notwithstanding anything to the contrary in this Section 6.12, any party may apply to a court of competent jurisdiction solely (i) to seek injunctive relief in order to maintain the status quo until such time as an arbitration award is rendered or the controversy is otherwise resolved and/or (ii) to enforce an arbitration award, and for no other purpose.
(g) The arbitral tribunal and the administrator shall agree to keep confidential and not disclose information concerning (i) the existence of an arbitration, (ii) any documentary or other evidence given by a party or witness in the arbitration, or (iii) the arbitration award, provided that a party may make such disclosures as are necessary to comply with any Requirement of Law or the request of any Governmental Authority after making good faith efforts under the circumstances to consult in advance with the other Parties.
(h) The right of the Holders to seek specific performance granted by Section 6.11 is subject to the following limitations:
(i) a Holder that intends to bring an action to seek specific performance (the “Seeker”) against another Holder or against Cascade and/or its Affiliates (the “Alleged Breaching Party”) shall give the Alleged Breaching Party notice of its intention to bring such action as promptly as reasonably practicable after the Seeker learns of the acts or omissions giving rise to the alleged breach;
(ii) the Seeker shall not seek an order the compliance with which is beyond the ability or outside the control of the Alleged Breaching Party;
(iii) the Seeker shall not be entitled to any relief or findings of fact made in connection with any remedy that could reasonably be expected to (A) require a Person to violate any applicable law, rule, or regulation; (B) result in a statutory disqualification of the Alleged Breaching Party or any of its Affiliates and, in the case where the Trust is the Alleged Breaching Party, any other Gates-Related Entity (as defined in Section 6.16(b) below), or result in similar disabilities imposed upon the Alleged Breaching Party or its Affiliates and, in the case where the Trust is the Alleged Breaching Party, any other Gates-Related Entity, under state or federal securities laws, ERISA, or similar statutes; or (C) result in the bankruptcy or insolvency of the Alleged Breaching Party;
(iv) to the fullest extent permitted by law, the Seeker waives any right to, and if practicable will oppose, (A) the penalty of incarceration and/or (B) the imposition of penalties for criminal or civil contempt, in each case (A) and (B), for any actual or alleged noncompliance with any order; and
(v) nothing in this Section 6.12(h) implies a waiver of any defense to the remedy of specific performance, including the defense that a remedy of monetary damages would be adequate.

6.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of the party to whom such right, power or remedy accrues, nor shall any such delay or omission be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
6.14 Acknowledgment. The Company acknowledges with respect to each Investor other than Scott Becker that such Investors may be in the business of (i) venture capital investing and/or other forms of investing in private and/or public companies, (ii) conducting scientific and/or technology-related research and development and/or (iii) developing, marketing, licensing and/or selling computer software, computer hardware and/or other technology products and/or pharmaceutical products and therefore may independently develop and/or review business plans and proprietary information of many enterprises, including enterprises that may have products or services that compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict any Investor other than Scott Becker from investing in and/or founding, developing, operating or otherwise participating in any other way in the business of any particular enterprise whether or not such enterprise has products or services which compete with those of the Company. For the avoidance of doubt, nothing contained in this paragraph shall be deemed to relieve any Investor of such Investor’s obligations to comply with the terms and conditions of this Agreement, including Section 3.5 hereof, or, in the case of Scott Becker with the terms of any agreements concerning his employment with the Company.
6.15 No Implied Limitation. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed in each instance by the words “without limitation.”
6.16 No Obligation to Cause Actions of Other Entities.
(a) Each of the Company and each Investor acknowledges and agrees that (a) David E. Shaw has no obligation to cause any Affiliate, any DESCO Group Entity, D. E. Shaw & Co., L.P., or D. E. Shaw Valence Portfolios, L.L.C. (collectively, the “Other Shaw-Related Entities”) to take any action, or omit to take any action, under and/or in connection with this Agreement, (b) no personal liability whatsoever (of any type or nature) will attach to, or be incurred by, David E. Shaw because of any incurring by any Other Shaw-Related Entity of any obligation set forth in this Agreement, and (c) any personal liability of David E. Shaw in respect of any such obligations of any type or nature, and any and all claims for any such liability against David E. Shaw, whether arising in common law or equity or created by rule of law, statute, constitution, or otherwise, are expressly released and waived by each of the Company and each Investor as a condition of, and as part of the consideration for, the execution and delivery of this Agreement by David E. Shaw.

(b) Each of the Company and each Investor acknowledges and agrees that (a) Gates has no obligation to cause any of the Trust, Cascade, the Bill & Melinda Gates Foundation or any other Affiliate (each, a “Gates-Related Entity”) to take any action, or omit to take any action, under and/or in connection with this Agreement, (b) no personal liability whatsoever (of any type or nature) will attach to, or be incurred by, Gates because of any incurring by any Gates-Related Entity of any obligation set forth in this Agreement, and (c) any personal liability of Gates in respect of any such obligations of any type or nature, and any and all claims for any such liability against Gates, whether arising in common law or equity or created by rule of law, statute, constitution, or otherwise, are expressly released and waived by each of the Company and each Investor as a condition of, and as part of the consideration for, the execution and delivery of this Agreement by the Trust. Each of the Company and each Investor further agrees that Gates is an intended third-party beneficiary of this Section 6.16(b).
(c) Each of the Company and each Investor acknowledges and agrees that Deerfield has no obligation to cause any Affiliate of Deerfield (collectively, the “Deerfield-Related Entities”) to take any action, or omit to take any action, under and/or in connection with this Agreement.
(d) Each of the Company and each Investor acknowledges and agrees that WuXi has no obligation to cause any Affiliate of WuXi (collectively, the “WuXi-Related Entities”) to take any action, or omit to take any action, under and/or in connection with this Agreement.
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IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name:	Ramy Farid
Title:	President and Chief Executive Officer

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BILL & MELINDA GATES FOUNDATION TRUST

By:	/s/ Alan Heuberger
Name:	Alan Heuberger
Title:	Authorized Representative

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ David E. Shaw
David E. Shaw

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Scott Becker
Scott Becker

Signature Page to Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WUXI PHARMATECH HEALTHCARE FUND I L.P.

By:	/s/ Edward Hu
Name:	Edward Hu
Title:	Authorized Representative

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BARON GROWTH FUND

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Deerfield Private Design Fund IV, L.P.
By: Deerfield Mgmt IV, L.P., its General Partner
By: J. E. Flynn Capital IV, L.P., its General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

QIMING VENTURE PARTNERS VI, L.P., a Cayman Islands exempted limited partnership

By	QIMING GP VI, L.P. a Cayman Islands exempted limited partnership

Its	General Partner

	By	QIMING CORPORATE GP VI, LTD. a Cayman Islands exempted company

	Its	General Partner

	By	/s/ Ryan Baker
	Its	Authorized Signatory

QIMING MANAGING DIRECTORS FUND VI, L.P., a Cayman Islands exempted limited partnership

By	QIMING CORPORATE GP VI, LTD., a Cayman Islands exempted company

Its	General Partner

	By	/s/ Ryan Baker
	Its	Authorized Signatory

Signing Location: Bellevue, WA USA

Signature of Witness: /s/ Jill Calvo

Name of Witness: Jill Calvo

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:	Number of Shares 3,354,353

GV 2019, L.P.
By: GV 2019 GP, L.P., its General Partner	Aggregate Purchase Price: $4,999,998.59
By: GV 2019 GP, L.L.C., its General Partner

By	/s/ Daphne M. Chang

Name: Daphne M. Chang
Address: Authorized Signatory

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By	/s/ Ramy Farid

Name: Ramy Farid
Title: President and Chief Executive Officer

Date:	January 4, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated as of the date hereof, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:	Number of Shares 3,354,353

PAV INVESTMENTS PTE. LTD.	Aggregate Purchase Price: $4,999,998.59

By:	/s/ Lee Yann Fang

Name:	LEE YANN FANG
Address:	[**]

AGREED TO AND ACCEPTED: SCHRÖDINGER, INC.

By:	/s/ Ramy Farid

Name:	Ramy Farid
Title:	President and Chief Executive Officer
Date: April 8, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated as of the date hereof, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:		Number of Shares 335,435

ADRIENNE PARDO		Aggregate Purchase Price: $499,999.42

/s/ Adrienne Pardo
Adrienne Pardo

Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

Date: April 8, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated April 8, 2019, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated April 8, 2019, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTORS:		Number of Shares 6,708,707

ARTAL INTERNATIONAL S.C.A		Aggregate Purchase Price: $9,999,998.66

By: Artal International Management SA, Its Managing Partner

By:	/s/ Anne Goffard
Name: Anne Goffard
Title: Managing Director
Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer
Date: April 26, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated April 8, 2019, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated April 8, 2019, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:		Number of Shares 218,033

/s/ Andrew E. Beck		Aggregate Purchase Price: $324,999,99
Andrew E. Beck
Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

Date: April 26, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended by Amendment No. 1, dated as of the date hereof, and as further amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated April 8, 2019, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated April 8, 2019, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:		Number of Shares 1,341,741

TUBUS, LLC		Aggregate Purchase Price: $1,999,999.14

By:	/s/ Michael Antonov
Name: Michael Antonov
Title: Manager
Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

Date: April 26, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended by Amendment No. 1, dated as of April 26, 2019, and as further amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated April 8, 2019, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated April 8, 2019, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:	Number of Shares 3,354,353

QUANTUM DISCOVERY LP	Aggregate Purchase Price: $4,999,998.59

By:	/s/ Jian Guo /s/ Feng Zu

Name:	Jian Guo Feng Zu
Title:	President Secretary
Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

Date: May 6, 2019

SCHRÖDINGER, INC.
Counterpart Signature Page
to
Series E Preferred Stock Financing Documents
By executing and delivering this signature page, the undersigned hereby joins in, becomes a party to and agrees to be bound by the terms and conditions of:

(i)
that certain Series E Preferred Stock Purchase Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc., a Delaware corporation (the “Company”), and the Purchasers named therein, as amended by Amendment No. 1, dated as of April 26, 2019 and Amendment No. 2, dated as of the date hereof, and as further amended from time to time (the “Purchase Agreement”), as a “Purchaser” thereunder and acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser;

(ii)
that certain Amended and Restated Voting Agreement, dated as of November 9, 2018, by and among the Company and the Stockholders (as defined therein), as amended from time to time (the “Voting Agreement”), as an “Investor” and a “Stockholder” thereunder;

(iii)
that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among the Company and the Investors (as defined therein), as amended by Amendment No. 1, dated January 4, 2019 and Amendment No. 2, dated April 8, 2019, and as further amended from time to time (the “Rights Agreement”), as an “Investor” thereunder; and

(iv)
that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of November 9, 2018, by and among the Company, the Investors (as defined therein) and the Key Holders (as defined therein), as amended by Amendment No. 1, dated April 8, 2019, and as further amended from time to time (the “Co-Sale Agreement”), as an “Investor” thereunder.

The undersigned hereby authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Rights Agreement and the Co-Sale Agreement or counterparts thereof. The undersigned has carefully read each of the agreements listed above, including without limitation the representations and warranties of the Purchasers in Section 3 of the Purchase Agreement.

INVESTOR:	Number of Shares 1,459,143

LAURION CAPITAL MASTER FUND LTD	Aggregate Purchase Price: $2,174,998.56

By:	/s/ Jason Riesel /s/ Mosih Mohebbi

Name:	Jason Riesel Mosih Mohebbi
Title:	GC and CCO CFO
Address: [**]

AGREED TO AND ACCEPTED:

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

Date: May 14, 2019

SCHEDULE A
Investors
David E. Shaw
D.E. Shaw & Co., L.P.
D.E. Shaw Valence Portfolios, LLC
D.E. Shaw Technology Development, LLC
The Bill and Melinda Gates Foundation Trust
Scott Becker
Trustees of the University of Columbia
Benjamin Appen
Richard E. Appen
Louis Salkind
Andrew E. Trey Beck III
Erick Wepsic
Eric S. Robinson
Julius Gaudio
Yuan Chang and Mary H. Chang Family Irrevocable Trust
Martin Fleisher
Stuart Steckler
Suzanne L. Telsey
Deerfield Private Design Fund IV, L.P.
WuXi PharmaTech Healthcare Fund I L.P.
Baron Growth Fund
Qiming Venture Partners VI, L.P.
Qiming Managing Directors Fund VI, L.P.
GV 2019, L.P.
Pav Investments Pte. Ltd.
Adrienne Pardo
Artal International S.C.A
Tubus, LLC
Quantum Discovery LP
Laurion Capital Master Fund Ltd.

SCHRÖDINGER, INC.
AMENDMENT NO. 1
TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), effective as of January 4, 2019, amends that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc. (the “Company”) and the Investors identified therein (the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.
WHEREAS, pursuant to Section 1.3 of the Series E Preferred Stock Purchase Agreement, dated November 9, 2018, by and among the Company and the parties named therein, the Company intends to sell and GV 2019, L.P. (“GV”) intends to purchase 3,354,353 shares of Series E Preferred Stock (the “Shares”) of the Company in an additional closing (the “Additional Closing”);
WHEREAS, in connection with GV’s purchase of the Shares in the Additional Closing, GV desires to have all of the same benefits and rights as a “Major Investor” under the IRA so long as GV, collectively with its Affiliates, holds all of the Shares purchased by GV at the Additional Closing;
WHEREAS, the Company and the Investors desire to amend the IRA to reflect the foregoing; and
WHEREAS, Section 6.6 of the IRA provides in part that any term of the IRA may be amended with the written consent of (i) the Company and (ii) the holders of 70% of the Registrable Securities then outstanding; provided further that any section of the IRA applicable to Major Investors may not be amended without the written consent of the holders of a majority of the Registrable Securities then held by the Major Investors (collectively, the “Requisite Parties”);
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the Requisite Parties, hereby agree as follows:
1. Amendment to Definitions. The definition of “Major Investor” in Section 1 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:
““Major Investor” means (i) any Investor that, individually or together with such Investor’s Affiliates, holds at least 15,902,140 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); (ii) Deerfield Private Design Fund IV, L.P. (“Deerfield”) for so long as Deerfield holds at least seventy percent (70%) of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iii) WuXi PharmaTech Healthcare Fund I L.P. (“WuXi”) for so long as WuXi holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iv) Qiming Venture Partners VI, L.P. and Qiming Managing Directors Fund VI, L.P. (collectively, “Qiming”) for so long as Qiming holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (v) Baron Growth Fund (“Baron”) for so long as Baron holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); and (vi) GV 2019, L.P. (“GV”) for so long as GV, collectively with its Affiliates, holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof). For the avoidance of any doubt, in no event shall Scott Becker be deemed a Major Investor.”
2. Amendment to Section 6.6. The first sentence of Section 6.6 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof.
“6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section

2.12(c); provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; provided, further, that (A) romanette (ii) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (A) may not be amended or waived without the consent of Deerfield; (B) romanette (iii) in the definition of “Major Investor” set forth in Section 1 of this Agreement, Section 3.3(b) of this Agreement and this proviso (B) may not be amended or waived without the consent of WuXi; (C) romanette (iv) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (C) may not be amended or waived without the consent of Qiming; (D) romanette (v) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (D) may not be amended or waived without the consent of Baron; and (E) romanette (vi) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (E) may not be amended or waived without the consent of GV.
3. Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

4. Effectiveness. This Amendment shall be effective upon the Additional Closing. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.
5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
6. Counterpart Signature Pages. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name: Ramy Farid
Title: President and Chief Executive Officer

INVESTORS:

BILL & MELINDA GATES FOUNDATION TRUST

By:	/s/ Alan Heuberger
Name: Alan Heuberger
Title: Authorized Representative

/s/ David E. Shaw
David E. Shaw

[Signature Page to Amendment No. 1 to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

WUXI PHARMATECH HEALTHCARE FUND I L.P.

By:	/s/ Edward Hu
Name: Edward Hu
Title: Authorized Representative

BARON GROWTH FUND

By:	/s/ Patrick M. Patalino
Name: Patrick M. Patalino
Title: General Counsel

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., its General Partner

By: J.E. Flynn Capital IV, L.P., its General Partner

By:
Name:
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

QIMING VENTURE PARTNERS VI, L.P.,
a Cayman Islands exempted limited partnership

By: QIMING GP VI, L.P. a Cayman Islands exempted limited partnership

Its: General Partner

By:	QIMING CORPORATE GP VI, LTD. a Cayman Islands exempted company

Its:	General Partner

By:	/s/ Robert Headley
Its:	Authorized Signatory

QIMING MANAGING DIRECTORS FUND VI, L.P., a Cayman Islands exempted limited partnership

By: QIMING CORPORATE GP VI, LTD., a Cayman Islands exempted company

Its: General Partner

By:	/s/ Robert Headley
Its:	Authorized Signatory

Signing Location: Bellevue, WA USA

Signature of Witness: /s/ Laura Brakus

Name of Witness: Laura Brakus

[Signature Page to Amendment No. 1 to Amended and Restated Investors’ Rights Agreement]

SCHRÖDINGER, INC.
AMENDMENT NO. 2
TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), effective as of April 8, 2019, amends that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc. (the “Company”) and the Investors identified therein, as amended by Amendment No. 1 to the Amended and Restated Investor’s Rights Agreement, dated January 4, 2019 (as so amended, the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.
WHEREAS, pursuant to Section 1.3 of the Series E Preferred Stock Purchase Agreement, dated November 9, 2018, by and among the Company and the parties named therein, the Company intends to sell and Pav Investments Pte. Ltd. (“Pavilion”) intends to purchase 3,354,353 shares of Series E Preferred Stock (the “Shares”) of the Company in an additional closing (the “Additional Closing”);
WHEREAS, in connection with Pavilion’s purchase of the Shares in the Additional Closing, Pavilion desires to have all of the same benefits and rights as a “Major Investor” under the IRA so long as Pavilion, collectively with its Affiliates, holds all of the Shares purchased by Pavilion at the Additional Closing;
WHEREAS, the Company and the Investors desire to amend the IRA to reflect the foregoing; and
WHEREAS, Section 6.6 of the IRA provides in part that any term of the IRA may be amended with the written consent of (i) the Company and (ii) the holders of 70% of the Registrable Securities then outstanding; provided further that any section of the IRA applicable to Major Investors may not be amended without the written consent of the holders of a majority of the Registrable Securities then held by the Major Investors (collectively, the “Requisite Parties”);
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the Requisite Parties, hereby agree as follows:
1. Amendment to Definitions. The definition of “Major Investor” in Section 1 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:
““Major Investor” means (i) any Investor that, individually or together with such Investor’s Affiliates, holds at least 15,902,140 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); (ii) Deerfield Private Design Fund IV, L.P. (“Deerfield”) for so long as Deerfield holds at least seventy percent (70%) of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iii) WuXi PharmaTech Healthcare Fund I L.P. (“WuXi”) for so long as WuXi holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (iv) Qiming Venture Partners VI, L.P. and Qiming Managing Directors Fund VI, L.P. (collectively, “Qiming”) for so long as Qiming holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (v) Baron Growth Fund (“Baron”) for so long as Baron holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); (vi) GV 2019, L.P. (“GV”) for so long as GV, collectively with its Affiliates, holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof); and (vii) Pav Investments Pte. Ltd. (“Pavilion”) for so long as Pavilion holds all of the shares of Series E Preferred Stock originally sold to it under the Purchase Agreement (as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof). For the avoidance of any doubt, in no event shall Scott Becker be deemed a Major Investor.”
2. Amendment to Section 6.6. The first sentence of Section 6.6 of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:

“6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Section 2.12(c); provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; provided, further, that (A) romanette (ii) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (A) may not be amended or waived without the consent of Deerfield; (B) romanette (iii) in the definition of “Major Investor” set forth in Section 1 of this Agreement, Section 3.3(b) of this Agreement and this proviso (B) may not be amended or waived without the consent of WuXi; (C) romanette (iv) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (C) may not be amended or waived without the consent of Qiming; (D) romanette (v) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (D) may not be amended or waived without the consent of Baron; (E) romanette (vi) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (E) may not be amended or waived without the consent of GV; and (F) romanette (vii) in the definition of “Major Investor” set forth in Section 1 of this Agreement and this proviso (F) may not be amended or waived without the consent of Pavilion.

3. Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.
4. Effectiveness. This Amendment shall be effective upon the Additional Closing. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.
5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
6. Counterpart Signature Pages. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name:	Ramy Farid
Title:	President and Chief Executive Officer

INVESTORS

BILL & MELINDA GATES FOUNDATION TRUST

By:	/s/ Alan Heuberger
Name:	Alan Heuberger
Title:	Authorized Representative

/s/ David E. Shaw
David E. Shaw

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

WUXI PHARMATECH HEALTHCARE FUND I L.P.

By:	/s/ Edward Hu
Name:	Edward Hu
Title:	Authorized Signatory

BARON GROWTH FUND

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., its General Partner

By: J. E. Flynn Capital IV, L.P., its General Partner

By:
Name:
Title:	Authorized Signatory

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

GV 2019, L.P.

By: GV 2019 GP, L.P., its General Partner
By: GV 2019 GP, L.L.C., its General Partner

By:	/s/ Daphne M. Chang
Name:	Daphne M. Chang
Title:	Authorized Signatory

SCHRÖDINGER, INC.
AMENDMENT NO. 3
TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
This AMENDMENT NO. 3 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), dated as of January 24, 2020, amends that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc. (the “Company”) and the Investors identified therein, as amended by Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement, dated January 4, 2019 and Amendment No. 2 to the Amended and Restated Investors’ Rights Agreement, dated April 8, 2019 (as so amended, the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.
WHEREAS, the Company and the Investors desire to amend the IRA to replace all references in the IRA to “Non-Voting Common Stock” with references to “Limited Common Stock”; and
WHEREAS, Section 6.6 of the IRA provides in part that any term of the IRA may be amended with the written consent of (i) the Company and (ii) the holders of 70% of the Registrable Securities then outstanding; provided further that any section of the IRA applicable to Major Investors, including Section 4 of the IRA, may not be amended without the written consent of the holders of a majority of the Registrable Securities then held by the Major Investors (collectively, the “Requisite Parties”);
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the Requisite Parties, hereby agree as follows:
1. Amendment to Terminology. All references throughout the IRA to “Non-Voting Common Stock” are hereby deleted and replaced by references to “Limited Common Stock”.
2. Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.
3. Effectiveness. This Amendment shall be effective upon the effectiveness of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended, in the form attached hereto as Exhibit A. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby. All terms in the IRA that are not explicitly amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed.
4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
5. Counterpart Signature Pages. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

SCHRÖDINGER, INC.

By:	/s/ Ramy Farid
Name:	Ramy Farid
Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 3 to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

BILL & MELINDA GATES FOUNDATION TRUST

By:	/s/ Alan Heuberger
Name:	Alan Heuberger
Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Amended and Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

SCHRODINGER EQUITY HOLDINGS, LLC

By: /s/ Charles Ardai
Name: Charles Ardai
Title: Distribution Manager

[Signature Page to Amendment No. 3 to Amended and Restated Investors’ Rights Agreement]

EXHIBIT A
CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SCHRÖDINGER, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
Schrödinger, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
Resolutions were duly adopted by the Board of Directors of the Corporation pursuant to Section 141(f) and Section 242 of the DGCL setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Charter”) of the Corporation, and declaring such amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the DGCL. The resolutions setting forth the amendment are as follows:

RESOLVED:	That the first paragraph of Article FOURTH of the Charter be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“That, effective on the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-7.47534 reverse stock split of the Corporation’s Common Stock, par value $0.01 per share (the “Common Stock”), shall become effective, pursuant to which each 7.47534 shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one (1) share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.01 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Effective Time as determined by the Board of Directors of the Corporation. Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 425,000,000 shares of Common Stock, (ii) 146,199,885 shares of Limited Common Stock, $0.01 par value per share (“Limited Common Stock” and, together with the Common Stock, the “Combined Common Stock”), and (iii) 328,105,864 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).”

FURTHER
RESOLVED:	All references to “Non-Voting Common Stock” be and hereby are deleted and replaced by references to “Limited Common Stock”.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President this [●] day of [●], [●].

SCHRÖDINGER, INC.

By:
Ramy Farid Chief Executive Officer and President

SCHRÖDINGER, INC.
AMENDMENT NO. 4

TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

    This AMENDMENT NO. 4 TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), dated as of February 26, 2024, amends that certain Amended and Restated Investors’ Rights Agreement, dated as of November 9, 2018, by and among Schrödinger, Inc. (the “Company”) and the Investors identified therein, as amended by Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement, dated January 4, 2019, Amendment No. 2 to the Amended and Restated Investors’ Rights Agreement, dated April 8, 2019 and Amendment No. 3 to the Amended and Restated Investors’ Rights Agreement, dated January 24, 2020 (as so amended, the “IRA”). Capitalized terms used and not defined herein shall have the meanings set forth in the IRA.
    WHEREAS, the Company and the Investors desire to amend the IRA to extend the period during which Holders of Registrable Securities may request registration or inclusion of Registrable Securities in a registration pursuant to the IRA; and
WHEREAS, Section 6.6 of the IRA provides in part that any term of the IRA may be amended with the written consent of (i) the Company and (ii) the holders of 70% of the Registrable Securities then outstanding (collectively, the “Requisite Parties”);
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the undersigned, who constitute the Requisite Parties, hereby agree as follows:
1.     Amendment. Section 2.13(b) of the IRA is hereby deleted in its entirety, and the following is inserted in lieu thereof:
“(b) the eighth anniversary of the IPO.”
2.    Entire Agreement. The IRA, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.
3.        Effectiveness. This Amendment shall be effective immediately. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the IRA to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the IRA, shall mean and be a reference to the IRA, as amended hereby.
4.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
5.        Counterpart Signature Pages. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

SCHRÖDINGER, INC.

By:    /s/ Ramy Farid
Name:    Ramy Farid
Title:     President and Chief Executive Officer

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

BILL & MELINDA GATES FOUNDATION TRUST

By:     /s/ Alan Heuberger
Name:     Alan Heuberger
Title:     Authorized Representative